UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA			Exhibit 99.1
NEWNAN DIVISION

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

FROM 1/31/2008 to 2/29/2008

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor's Address		Attorney's Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (203) 329-8412		Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from January 31, 2008 to February 29, 2008

Opening Cash Balance -1/31/08	$1,420

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other	1
Total Inflows	1
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	80	80
Consulting Fees
Lockbox Fees
Supplies & Misc
Rent	1	1
Insurance
Utilities (Heat, Hydro, Phone, etc.)	0	0
Payroll (inlcuding tax payments & fees)	15	15
T&E Reimbursements
State Tax Payments
Distribution to Equity
Total Outflows	96	96

Net Cash Flows	(95)

Closing Cash Balance	$1,325

Amount of Cash Balance in Reserve for
Classes 8 -12

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from January 31, 2008 to February 29, 2008
Amounts in $000's

Accounts Receivable at Petition Date:	$ 75,200

Beginning of Month Balance* - Gross	$ 13,476	(per 1/31/08 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$ 3,476	(per 2/29/08 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$ -

Note:	The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.

AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$ -	$ -	$ 111	$ 111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from January 31, 2008 to February 29, 2008
Amounts in $000's

See attached System Generated A/P reports as of 2/29/2008(Attachments 2A and 2B).

Beginning of Period Balance	$ 60	(per 1/31/08 G/L)
PLUS: New Indebtedness Incurred	38
LESS: Amounts Paid on A/P& taxes	(42)

End of Month Balance	$ 56	(per 2/29/08 G/L)

Exhibit 2A

The New Power Company
Vendor Balance Detail
As of February 29, 2008

	Type	Date	Amount	Balance
Arkadin, Inc.				0.00
	Bill	2/27/2008	26.03	26.03
	Bill Pmt -Check	2/27/2008	-26.03	0.00
Total Arkadin, Inc.			0.00	0.00

AT&T				0.00
	Bill	2/27/2008	10.44	10.44
	Bill Pmt -Check	2/27/2008	-10.44	0.00
Total AT&T			0.00	0.00

Bank of America				0.00
	Bill	2/27/2008	1,950.30	1,950.30
	Bill Pmt -Check	2/27/2008	-1,950.30	0.00
Total Bank of America			0.00	0.00

epiq Systems				0.00
	Bill	2/27/2008	407.37	407.37
	Bill Pmt -Check	2/27/2008	-407.37	0.00
Total epiq Systems			0.00	0.00

Iron Mountain Off-Site Data Protection				0.00
	Bill	2/27/2008	494.34	494.34
	Bill Pmt -Check	2/27/2008	-494.34	0.00
Total Iron Mountain Off-Site Data Protection			0.00	0.00

Kaster Moving Co. Inc.				0.00
	Bill	2/27/2008	82.50	82.50
	Bill Pmt -Check	2/27/2008	-82.50	0.00
Total Kaster Moving Co. Inc.			0.00	0.00
Ms. Patricia Foster				0.00
	Bill	2/27/2008	299.00	299.00
	Bill Pmt -Check	2/27/2008	-299.00	0.00
Total Ms. Patricia Foster			0.00	0.00

NRAI Services, LLC				0.00
	Bill	2/27/2008	390.00	390.00
	Bill Pmt -Check	2/27/2008	-390.00	0.00
Total NRAI Services, LLC			0.00	0.00

Sidley Austin Brown & Wood				0.00
	Bill	2/27/2008	33,416.35	33,416.35
	Bill Pmt -Check	2/27/2008	-33,416.35	0.00
Total Sidley Austin Brown & Wood			0.00	0.00

U.S. Trustee Program Payment Center				0.00
	Bill	2/27/2008	752.57	752.57
	Bill Pmt -Check	2/27/2008	-752.57	0.00
Total U.S. Trustee Program Payment Center			0.00	0.00
			0.00	0.00

New Invoices				37,828.90
Payments				-37,828.90

Exhibit 2B

The New Power Company
Vendor Balance Detail
As of February 29, 2008

Name	Balance

Franchise Tax Liability	55,465.82
Payroll Tax Liablility	236.88
55,702.70

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from January 31, 2008 to February 29, 2008
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$ 15,587

Inventory at Beginning of Period	$ -	(per 1/31/08 G/L)
PLUS: Inventrory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$ -	(per 2/29/08 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$ -
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$ -

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	2/01/2008-2/29/2008

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$ 315,080.17
Total Deposits	$ 493.99
Total Payments	$ 88,081.26
Closing Balance	$ 227,492.90
Service Charges

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	2/01/2008-2/29/2008

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 1,122,899.77
Total Deposits	$ 195.63	Interest Income
Total Payments	$ 7,863.50	Payroll Taxes
Closing Balance	$ 1,115,231.90
Service Charges	$ -

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	2/01/2008-2/29/2008

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$88,081.26
Total Payments	$88,081.26
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	201171
Last Check issued this Period	201191
Voided Checks	7	201178 - 84
Total # of checks issued this Period	14

Exhibit 5

The New Power Company
Check Detail
February  2008

Num	Date	Name	Paid Amount

wire	2/12/2008	United States Treasury	3,931.74
wire	2/27/2008	United States Treasury	3,931.76
201171	2/12/2008	CT Commissioner of Revenue Services	504.16
201172	2/15/2008	M. Patricia Foster	3,388.81
201173	2/29/2008	M. Patricia Foster	3,388.81
201174	2/27/2008	CT Commissioner of Revenue Services	504.16
201175	2/27/2008	U.S. Trustee Program Payment Center	752.57
201176	2/27/2008	Sidley Austin Brown & Wood	33,416.35
201177	2/27/2008	NRAI Services, LLC	390.00
201185	2/27/2008	Arkadin, Inc.	26.03
201186	2/27/2008	AT&T	10.44
201187	2/27/2008	Bank of America	1,950.30
201188	2/27/2008	epiq Systems	407.37
201189	2/27/2008	Iron Mountain Off-Site Data Protection	494.34
201190	2/27/2008	Kaster Moving Co. Inc.	82.50
201191	2/27/2008	Ms. Patricia Foster - office expense reimbursement	299.00

Attachment 6

NewPower Holdings, Inc. Case Number: 02-10835 Monthly Tax Report For Period from January 31, 2008 to February 29, 2008 Amounts in $000's

Taxes Paid During the Month

Employment Taxes	7.7
Connecticut State Tax

Taxes Owed and Due

Payroll Tax Liability	0.2

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from January 31, 2008 to February 29, 2008
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment.*

* Omitted.

Attachment 7B
(Supplemental)

Payments made to insiders 2/01/08 - 2/29/08
Payments are in gross amts

	Title	Amount	Date	Type

M. Patricia Foster	President & CEO	$ 5,208.33	2/15/2008	Salary for pay period 2/01 -2/15
		$ 5,208.33	2/29/2008	Salary for pay period 2/16 -2/29

$ 10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from January 31, 2008 to February 29, 2008

none